                                                                    Exhibit 10.6

[LOGO OMITTED]





To: Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-4 Trust

                9062 Old Annapolis Road
                Columbia, Maryland 21045  USA


Attn:           Client Manager - BAFC 2007-4
Telephone:      410 884 2000
Fax:            410 715 2380

cc:             Jonathan Hartwig
Telephone:      704 683 4650
Fax:            704 719 5165

From:           Bank of America, N.A.
                233 South Wacker Drive - Suite 2800
                Chicago
                Illinois 60606
                U.S.A.
Department:     Swaps Operations
Telephone:      (+1) 312 234 2732
Fax:            (+1) 866 255 1444


Date:           29th May 2007

Our Reference No:      5250469/5250470
Reference Name:        Akshay Das
Internal Tracking No:  2755668/2755670

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-4 Trust and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-4 Trust.

General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                For each Calculation Period, the Notional Amount shall equal the lesser of:

                                (i)  the  Scheduled  Notional  Amount  for such  Calculation
                                     Period as detailed in the Schedule of Notional  Amounts
                                     attached hereto

                                (ii) the  Class  Certificate  Balance  of the  Class  2-A-10
                                     Certificates prior to distributions on the Distribution
                                     Date (as defined in the Pooling and Servicing Agreement
                                     dated May 31, 2007) related to the Calculation  Period.
                                     The Securities  Administrator shall make available each
                                     month via its website a statement  containing the Class
                                     Certificate  Balance of the Class  2-A-10  Certificates
                                     for   such   Calculation    Period.    The   Securities
                                     Administrator's  internet  website  shall  initially be
                                     located at www.ctslink.com  and assistance in using the
                                     website can be obtained by calling the Trust Securities
                                     Administrator   investor   relations   desk  at   (866)
                                     846-4526.



Trade Date:                     11th May 2007

Effective Date:                 25th May 2007

Termination Date:               25th December 2013

Fixed Amounts:

Fixed Rate Payer:               Party B

Fixed Rate Payer
Payment Dates:                  31st May 2007,  subject to adjustment in accordance with the
                                Following Business Day Convention.

Fixed Amount:


Floating Amounts:

Floating Rate Payer:            Party A


Cap Rate I:                     5.40000 per cent

Cap Rate II:                    8.90000 per cent

Floating Rate Payer Payment
Dates:                          Early Payments shall be applicable - 2 Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer
Period End Dates:               The 25th of each  Month,  commencing  on 25th  June 2007 and ending on the Termination Date. No Adjustment.

Floating Amount:                The product of (a) the Notional Amount (b) the Floating Rate
                                Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:



                                If  USD-LIBOR-BBA  is  greater  than  the Cap Rate I for the applicable  Calculation  Period,  then  Settlement  Spread =
                                (USD-LIBOR-BBA  - applicable Cap Rate I) provided,  however, that if USD-LIBOR-BBA for any Calculation  Period is greater than  the Cap  Rate  II  then  the  USD-LIBOR-BBA  for  such
                                Calculation Period shall be deemed to be the Cap Rate II.

                                If 1 Month  USD-LIBOR-BBA  is less  than or equal to the Cap
                                Rate  I  for  the  applicable   Calculation   Period,   then
                                Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:             5.32000 per cent

Floating Rate Option:           USD-LIBOR-BBA

Designated Maturity:            1 month

Spread:                         None

Floating Rate Day
Count Fraction:                 Act/360

Reset Dates:                    First day of each Calculation Period.

Business Days:                  New York

Calculation Agent:              Party A


     Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

     Account Details:

   Party A:       Payments to Bank of America, N.A:

                  USD Fedwire
                  Name:    Bank of America, N.A. - New York
                  ABA #:   026009593
                  Attn:    BOFAUS3N
                  Name:    Bank of America, N.A.
                  City:    Charlotte
                  Acct#:   6550219386
                  Attn:    Rate Derivative Settlements
                  Attn:    BOFAUS6SGDS


  Party B:        Wells Fargo Bank N.A.
                  San Francisco, CA
                  ABA:        121000248
                  ACCT:       3970771416
                  ACCT Name:  SAS Clearing
                  FFC:        50150803



   Offices:

   The Office of Party A for this
   Transaction is:                          Charlotte - NC, United States
                                            Please send reset notices to fax no.
                                            (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:                          Wells Fargo Bank, N.A.
                                            9062 Old Annapolis Rd
                                            Columbia, MD 21045
                                            ATTN:  Client Manager BAFC 2007-4







Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).

Accepted and confirmed as of the date first written:

Bank of America, N.A.           Wells Fargo Bank, N.A., solely as Securities
                                Administrator on behalf of Banc of
                                America Funding 2007-Trust




Authorised Signatory            By: ___________________________
                                Name:
                                Title:


                                   Schedule A


     -------------------------------- -------------------------
         Calculation Period                   Notional
     Scheduled to Commence On:                 (USD)
     -------------------------------- -------------------------
             5/25/2007                     41,615,000.00
     -------------------------------- -------------------------
             6/25/2007                     41,493,988.00
     -------------------------------- -------------------------
             7/25/2007                     41,326,571.00
     -------------------------------- -------------------------
             8/25/2007                     41,112,787.00
     -------------------------------- -------------------------
             9/25/2007                     40,852,787.00
     -------------------------------- -------------------------
             10/25/2007                    40,546,834.00
     -------------------------------- -------------------------
             11/25/2007                    40,195,302.00
     -------------------------------- -------------------------
             12/25/2007                    39,798,679.00
     -------------------------------- -------------------------
             1/25/2008                     39,357,565.00
     -------------------------------- -------------------------
             2/25/2008                     38,872,673.00
     -------------------------------- -------------------------
             3/25/2008                     38,344,826.00
     -------------------------------- -------------------------
             4/25/2008                     37,774,956.00
     -------------------------------- -------------------------
             5/25/2008                     37,164,105.00
     -------------------------------- -------------------------
             6/25/2008                     36,513,422.00
     -------------------------------- -------------------------
             7/25/2008                     35,824,156.00
     -------------------------------- -------------------------
             8/25/2008                     35,097,662.00
     -------------------------------- -------------------------
             9/25/2008                     34,335,388.00
     -------------------------------- -------------------------
             10/25/2008                    33,538,881.00
     -------------------------------- -------------------------
             11/25/2008                    32,709,775.00
     -------------------------------- -------------------------
             12/25/2008                    31,849,794.00
     -------------------------------- -------------------------
             1/25/2009                     30,960,741.00
     -------------------------------- -------------------------

             2/25/2009                     30,044,497.00
     -------------------------------- -------------------------
             3/25/2009                     29,103,019.00
     -------------------------------- -------------------------
             4/25/2009                     28,138,325.00
     -------------------------------- -------------------------
             5/25/2009                     27,152,499.00
     -------------------------------- -------------------------
             6/25/2009                     26,147,693.00
     -------------------------------- -------------------------
             7/25/2009                     25,126,094.00
     -------------------------------- -------------------------
             8/25/2009                     24,090,013.00
     -------------------------------- -------------------------
             9/25/2009                     23,045,821.00
     -------------------------------- -------------------------
             10/25/2009                    22,012,850.00
     -------------------------------- -------------------------
             11/25/2009                    21,010,037.00
     -------------------------------- -------------------------
             12/25/2009                    20,037,642.00
     -------------------------------- -------------------------
             1/25/2010                     19,094,992.00
     -------------------------------- -------------------------
             2/25/2010                     18,181,432.00
     -------------------------------- -------------------------
             3/25/2010                     17,296,316.00
     -------------------------------- -------------------------
             4/25/2010                     16,439,013.00
     -------------------------------- -------------------------
             5/25/2010                     15,608,905.00
     -------------------------------- -------------------------
             6/25/2010                     14,805,386.00
     -------------------------------- -------------------------
             7/25/2010                     14,027,864.00
     -------------------------------- -------------------------
             8/25/2010                     13,275,757.00
     -------------------------------- -------------------------
             9/25/2010                     12,548,495.00
     -------------------------------- -------------------------
             10/25/2010                    11,845,522.00
     -------------------------------- -------------------------
             11/25/2010                    11,166,291.00
     -------------------------------- -------------------------
             12/25/2010                    10,510,267.00
     -------------------------------- -------------------------
             1/25/2011                      9,876,926.00
     -------------------------------- -------------------------
             2/25/2011                      9,265,755.00
     -------------------------------- -------------------------
             3/25/2011                      8,676,251.00
     -------------------------------- -------------------------
             4/25/2011                      8,107,922.00
     -------------------------------- -------------------------
             5/25/2011                      7,560,285.00
     -------------------------------- -------------------------
             6/25/2011                      7,032,869.00
     -------------------------------- -------------------------
             7/25/2011                      6,525,210.00
     -------------------------------- -------------------------
             8/25/2011                      6,036,856.00
     -------------------------------- -------------------------
             9/25/2011                      5,567,362.00
     -------------------------------- -------------------------
             10/25/2011                     5,116,295.00
     -------------------------------- -------------------------
             11/25/2011                     4,683,228.00
     -------------------------------- -------------------------
             12/25/2011                     4,267,745.00
     -------------------------------- -------------------------
             1/25/2012                      3,869,437.00
     -------------------------------- -------------------------
             2/25/2012                      3,487,905.00
     -------------------------------- -------------------------
             3/25/2012                      3,122,757.00
     -------------------------------- -------------------------
             4/25/2012                      2,773,611.00
     -------------------------------- -------------------------
             5/25/2012                      2,440,089.00
     -------------------------------- -------------------------
             6/25/2012                      2,191,451.00
     -------------------------------- -------------------------
             7/25/2012                      1,957,103.00
     -------------------------------- -------------------------
             8/25/2012                      1,736,698.00
     -------------------------------- -------------------------
             9/25/2012                      1,529,892.00
     -------------------------------- -------------------------
             10/25/2012                     1,336,352.00
     -------------------------------- -------------------------
             11/25/2012                     1,155,751.00
     -------------------------------- -------------------------
             12/25/2012                      987,768.00
     -------------------------------- -------------------------
             1/25/2013                       832,088.00
     -------------------------------- -------------------------

             2/25/2013                       688,406.00
     -------------------------------- -------------------------
             3/25/2013                       556,420.00
     -------------------------------- -------------------------
             4/25/2013                       435,836.00
     -------------------------------- -------------------------
             5/25/2013                       326,365.00
     -------------------------------- -------------------------
             6/25/2013                       248,667.00
     -------------------------------- -------------------------
             7/25/2013                       181,103.00
     -------------------------------- -------------------------
             8/25/2013                       123,410.00
     -------------------------------- -------------------------
             9/25/2013                       75,326.00
     -------------------------------- -------------------------
             10/25/2013                      36,599.00
     -------------------------------- -------------------------
             11/25/2013                       6,978.00
     -------------------------------- -------------------------


Our Reference Number:     5250469/5250470
Internal Tracking No:     2755668/2755670